Information about the main subsidiaries (Tables)	12 Months Ended
Jun. 30, 2024
Schedule of subsidiaries with significant non-controlling interests
	Current Assets	Non-current Assets	Current Liabilities	Non-current Liabilities	Net assets	% of ownership interest held by non-controlling interests	Book value of non-controlling interests	% of ownership interest held by controlling interests	Book value of controlling interests
06.30.2024	25,610	332,773	9,566	78,020	270,797	20.00%	54,160	80.00%	216,637
06.30.2023	8,040	419,625	5,435	104,086	318,144	20.00%	63,628	80.00%	254,516
	Revenues	Comprehensive loss for the year	Cash of Operating activities	Cash of investing activities	Cash of financial activities	Net Increase / (decrease) in cash and cash equivalents	Dividends distribution to non-controlling shareholders
06.30.2024	34,318	(45,970)	18,722	(22,622)	3,450	(450)	(276)
06.30.2023	34,468	(22,662)	15,321	(3,246)	(11,496)	579	(657)